                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             THE DWYER GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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   (3)  Filing Party:

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   (4)  Date Filed:

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
                             THE DWYER GROUP, INC.
                         1010 N. University Parks Drive
                               Waco, Texas 76707

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 2000

To the Shareholders of
THE DWYER GROUP, INC.:

         NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of The Dwyer Group, Inc., a Delaware corporation (the "Company") will be held at the offices of the Company located at 1010 N. University Parks Drive, Waco, Texas, on Tuesday, June 27, 2000, at 10:00 A.M., local time, for the following purposes:

         (a) To elect seven directors of the Company to serve until the next annual meeting of the shareholders or until their respective successors shall be elected and qualified;

         (b) To ratify the appointment of BDO Seidman, LLP as independent accountants for the Company and its wholly owned subsidiaries for the year ended December 31, 2000; and

         (c) To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

         Only shareholders of record at the close of business on May 23, 2000 are entitled to notice of, and to vote at, the meeting or any adjournment thereof. A list of shareholders entitled to vote at the meeting will be available at the meeting for examination by any shareholder.

         It is desirable that as large a proportion as possible of the shareholders' interests be represented at the meeting. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR STOCK WILL BE REPRESENTED. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. You may revoke the proxy at any time before the proxy is exercised by delivering written notice of revocation to the Secretary of the Company, by delivering a subsequently dated proxy or by attending the annual meeting of shareholders and withdrawing the proxy. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.


                                  By Order of the Board of Directors

                                  /s/ DEBORAH WRIGHT-HOOD

                                  DEBORAH WRIGHT-HOOD
                                       Secretary



WACO, TEXAS
June 1, 2000

                              THE DWYER GROUP, INC.
                         1010 N. University Parks Drive
                                Waco, Texas 76707


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 27, 2000


         This Proxy Statement is furnished to shareholders of The Dwyer Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on Tuesday, June 27, 2000. Proxies in the form enclosed, if properly executed, returned to the Company prior to the meeting, and not revoked, will be voted at the meeting. The proxy may be revoked at any time before it is exercised by giving written notice to the Secretary of the Company. This Proxy Statement and the enclosed proxy card will first be sent to the shareholders on June 1, 2000. The enclosed 1999 Annual Report of the Company does not form any part of the proxy solicitation material.


                            OUTSTANDING COMMON STOCK

         The record date for shareholders entitled to vote at the annual meeting is May 23, 2000. At the close of business on that date, the Company had issued and outstanding and entitled to vote at the meeting 7,002,314 shares of Common Stock, $0.10 par value ("Common Stock"), and 642,871 shares of Common Stock were held in the Company's treasury.


                          ACTION TO BE TAKEN AT MEETING

         The accompanying proxy, if signed and returned, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election as directors of the Company of the seven persons named under "Election of Directors"; (ii) FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent accountants for the fiscal year ending December 31, 2000; and (iii) at the discretion of the proxy holder, on any other matter or business that may properly come before the meeting or any postponements or any adjournments thereof. Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting, the proxy holder may vote the proxies in her discretion. The directors do not know of any such other matter or business.


                                QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in their name at the close of business on the record date. Abstentions will be included in vote totals and, as such, will have the same effect on each proposal (other than the election of directors) as a negative vote. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

         To be elected a director, each nominee must receive a plurality of all of the votes cast at the meeting for the election of directors. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for election of any other person the Board of Directors may recommend. Each nominee has expressed their intention to serve the entire term for which election is sought.

         A favorable vote by the holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote thereon at the annual meeting, is required to ratify and approve the appointment of BDO Seidman, LLP as independent accountants for the Company for the year ended December 31, 2000.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth as of December 31, 1999, certain information regarding the beneficial ownership of Common Stock by (i) each of named executive officers, (ii) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (iii) each director of the Company and (iv) all directors and officers as a group:

                                                                                      BENEFICIAL OWNERSHIP (1)
                                                                                ------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                                            NUMBER OF SHARES         PERCENT (2)
------------------------------------                                            ----------------         -----------

Dwyer Investments, Ltd. (4)                                                         3,900,736               55.7%
Donald J. Dwyer Family Trust (4)                                                      112,766                1.6%
Theresa Dwyer (3) (6) (7)                                                           4,014,802               57.3%
Donald J. Dwyer, Jr. (3) (5) (7) (8) (9)                                              979,246               14.0%
Dina Dwyer-Owens (3) (8) (10)                                                         568,015                8.1%
Robert Tunmire (3) (8) (11)                                                           683,934                9.6%
Deborah Wright-Hood (3) (8) (12)                                                      567,284                8.0%
Thomas Buckley (3) (13)                                                                32,382                 *
John Hayes (14)                                                                        28,818                 *
James Sirbasku (15)                                                                    19,000                 *
Donald E. Latin (16)                                                                   18,000                 *
Michael Bidwell (3) (17)                                                               56,745                 *
Darren Dwyer (3) (8)                                                                  533,215                7.6%
Douglas Dwyer (3) (8)                                                                 550,597                7.9%
Donna Dwyer-Van Zandt (3) (8)                                                         559,879                8.0%
Renaissance Capital Growth & Income Fund III (18)                                     675,000                9.6%
All officers and directors as a group (nine persons) (5) (6) (19)                   4,649,829               64.1%


----------------------
*Less than 1%.


(1) Each beneficial owner's percentage ownership is determined by including shares over which the person has voting power or dispositive power and by assuming that options that are held by such person (but not those held by any other person) and which are exercisable, have been exercised. Except as noted, the Company believes that all persons named in the table have voting and dispositive power with respect to all shares of Common Stock beneficially owned by them.

(2) Based on a total of 7,005,914 shares of Common Stock outstanding prior to the exercise of any outstanding options or warrants.

(3) The principal business address of each of these individuals is c/o the Company, 1010 N. University Parks Drive, Waco, Texas 76707.

(4) Mr. Dwyer, former Chairman of the Board, President and CEO of the Company, died December 4, 1994. On April 10, 1997, his Estate distributed 4,077,501 shares of Common Stock beneficially owned by the Estate to Ms. Theresa Dwyer with the remaining 115,423 shares distributed to the Donald J. Dwyer Family Trust (the "Trust"), of which Ms. Theresa Dwyer and Mr. Donald Dwyer, Jr. are Co-Trustees. On September 4, 1997, Ms. Theresa Dwyer contributed 3,899,182 beneficially owned shares, and the Trust contributed 115,092 beneficially owned shares, to Dwyer Investments, Ltd. (the "Partnership") in exchange for equity interests. On April 10, 1998, Ms. Dwyer sold 13.3% limited partnership interests in the Partnership to Mr. Donald J. Dwyer, Jr., Ms. Donna Dwyer-Van Zandt, Ms. Deborah Wright-Hood, Ms. Dina Dwyer-Owens, Mr. Darren Dwyer, Mr. Douglas Dwyer, as trustees of various generation-skipping trusts, and to Mr. Robert Tunmire, individually, each acquiring a 13.3% limited partnership interest. Ms. Dwyer, as managing partner, has sole dispositive power over the stock owned by the Partnership. The principal address for the Partnership and the Trust is c/o the Company, 1010 N. University Parks Drive, Waco, Texas, 76707.

(5) Includes beneficial ownership of 295,000 shares of Common Stock acquired in 1999 pursuant to a stock option agreement with the Company.

(6) Includes 3,900,736 shares of Common Stock of the Partnership over which Ms. Theresa Dwyer has sole dispositive power as Managing Partner.

(7) Includes 112,766 shares of Common Stock of the Trust over which Ms. Theresa Dwyer and Donald J. Dwyer, Jr., have shared voting power as Co-Trustees.

(8) Includes 533,215 shares of Common Stock of the Partnership over which the individual has full voting power, but no dispositive power.

(9) Includes 4,000 shares of Common Stock now exercisable or exercisable within 60 days under an Incentive Stock Option Plan.

(10) Includes 4,000 shares of Common Stock now exercisable or exercisable within 60 days under an Incentive Stock Option Plan.

(11) Includes 100,000 shares of Common Stock now exercisable or exercisable within 60 days under an Incentive Stock Option Plan.

(12) Includes 5,000 shares of Common Stock now exercisable or exercisable within 60 days under an Incentive Stock Option Plan.

(13) Includes 28,682 shares of Common Stock now exercisable or exercisable within 60 days under an Incentive Stock Option Plan.

(14) Includes 28,568 shares of Common Stock now exercisable or exercisable within 60 days pursuant to options granted Mr. Hayes. The principal business address of Mr. Hayes is 6612 Dupper Court, Dallas, Texas 75252.

(15) Includes 14,000 shares of Common stock now exercisable or exercisable within 60 days pursuant to options granted Mr. Sirbasku. The principal business address of Mr. Sirbasku is 5205 Lakeshore Drive, Waco, TX 76710.

(16) Includes 11,000 shares of Common Stock now exercisable or exercisable within 60 days pursuant to options granted Mr. Latin. The principal business address of Mr. Latin is 3102 Maple Avenue, Suite 450, Dallas, TX 75201.

(17) Includes 55,000 shares of Common Stock now exercisable or exercisable within 60 days under an Incentive Stock Option Plan.

(18) The principal business address of Renaissance Capital Growth & Income Fund III, Inc. is c/o Renaissance Capital Group, Inc., 8080 N. Central Expressway, Suite 210, Dallas, TX 75206.

(19) Includes 250,250 shares of Common Stock now exercisable or exercisable within 60 days under an Incentive Stock Option Plan.


                              ELECTION OF DIRECTORS

         Seven directors are to be elected at the annual meeting. Directors are elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Shareholders are not permitted to cumulatively vote their shares in connection with the election of directors.

NOMINEES FOR DIRECTOR

         Set forth below is certain information concerning the persons nominated for election as directors of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES.

         Theresa Dwyer has been Chairperson of the Board of Directors since July of 1995, and Director of the Company since December of 1994. She has been the majority stockholder and President of the following privately held companies:
Worldwide Cabinet Systems, Inc.; Worldwide Refinishing Systems, Inc.; and Worldwide Whirlpool Systems, Inc.; Worldwide Franchise Consultants, Ltd. since December of 1994. She also serves as Vice President of Worldwide Supply, Inc., and Secretary of Dwyer Real Estate and Development, Inc. Mrs. Dwyer also serves as Managing Partner of Dwyer Investments, Ltd. Prior to December of 1994 Mrs. Dwyer was self-employed.

         Dina Dwyer-Owens has served as President and Chief Executive Officer since January 1, 1999 and has been a Director of the Company since 1989. Prior to that time, she served as Vice President of Operations since September of 1995 after serving as Co-Chairperson of the Board of Directors from December of 1994 to July of 1995. Ms. Dwyer-Owens also served as Secretary of the Company from 1989 through December of 1998. Ms. Dwyer-Owens has been employed by Dwyer Real Estate and Development, Inc., a real estate concern located in Waco, Texas, since June of 1981, most recently as President. She also serves as Director to Rainbow, Mr. Rooter and National Accounts. Ms. Dwyer-Owens has approximately 19 years experience in the franchising industry.

         Robert Tunmire has been Executive Vice President since January 1, 1999. Prior to that time, he served as President and Chief Executive Officer of the Company since December of 1994 after serving as Executive Vice President since June of 1993. Mr. Tunmire also currently serves as President of Glass Doctor. Mr. Tunmire served as President of the Company, then operating as Mr. Rooter Corporation, from January of 1992 through May of 1993. From 1989 to 1992, he served as Vice President of Mr. Rooter. From December of 1980 until May of 1989, Mr. Tunmire was employed by Rainbow, most recently as Executive Vice President of Franchise Counseling. Mr. Tunmire has approximately 24 years experience in the franchising industry.

         Donald J. Dwyer, Jr. has served as a Director since May of 1989. Mr. Dwyer is currently, and has been since 1994, employed by the Company as Director of International Operations. He previously served as Director of International Operations for Rainbow from 1987 to 1994. Mr. Dwyer has approximately 16 years experience in the franchising industry.

         James L. Sirbasku has served as a Director since July of 1994. He has served as Chairman and Chief Executive Officer of Profiles International, Inc., an international company providing pre-employment evaluation systems, since March of 1991. From 1980 to 1991, Mr. Sirbasku served as President of SMI International, Inc., a company specializing in franchising businesses. Mr. Sirbasku has over 25 years experience in the franchising industry.

         John P. Hayes has served as a Director since July of 1994. He founded and served, from January of 1987 to 1995, as President of The Hayes Group, Inc., an international marketing and promotion company specializing in franchised businesses. Since January of 1996, Mr. Hayes has served as a consultant to franchisors. Mr. Hayes has approximately 21 years experience in the franchising industry.

         Donald E. Latin has served as a Director since July of 1995. He founded and, since 1986, has served as President of D. Latin and Company, Inc., an investment banking company which provides such corporate finance services as: the raising of capital, mergers and acquisitions, valuation of businesses, fairness opinions, and other financial advisory services.


                                   MANAGEMENT

EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

NAME                                      AGE                 POSITION
----                                      ---                 --------

Dina Dwyer-Owens (1)..................    37...............   President, Chief Executive Officer and Director
Robert Tunmire (1)....................    41...............   Executive Vice President and Director
Thomas J. Buckley.....................    53...............   Vice President, Treasurer and Chief Financial
                                                              Officer
Michael Bidwell.......................    41...............   President of Rainbow, Mr. Rooter and Mr. Appliance
Deborah Wright-Hood...................    39...............   Vice President of Administration and Assistant
                                                              Treasurer

         (1) Information concerning the business experience of Mr. Tunmire and Ms. Dwyer-Owens is provided under the section entitled "Election of Directors".

         Thomas J. Buckley has served as Treasurer and Chief Financial Officer since August of 1997 and as Vice President since June of 1998. He has also served as President of Mr. Electric since May of 1999. Prior to employment by the Company, he served as Chief Financial Officer of Watermarc Food Management Co. ("Watermarc") since 1994. Mr. Buckley resigned as an officer of Watermarc effective July 1, 1997. In January of 1999, Watermarc filed for bankruptcy protection under Chapter XI of the U.S. Bankruptcy Code. From 1990 to 1994, Mr. Buckley served as Vice President of Finance and Franchising for Western Sizzlin' Restaurants. Mr. Buckley has also owned and operated his own franchising business as a regional franchisor of SpeeDee Oil Change & Tune-Up, and has 18 years overall experience in the franchising industry.

         Michael Bidwell has been President of Rainbow since July of 1995 and President of Mr. Rooter and Mr. Appliance since August of 1998. Mr. Bidwell was a Rainbow franchisee in Tucson, Arizona from April of 1984 to June of 1995, and a Mr. Rooter franchisee from August of 1992 to June of 1995. From 1986 to June of 1995, Mr. Bidwell served as President of Ramsoo, Inc., an Arizona corporation, which operated the Rainbow and Mr. Rooter franchises in Tucson, Arizona. From November of 1987 until July of 1995, Mr. Bidwell was also a franchisee and regional director for Worldwide Refinishing Systems, Inc., a related party to the Company. Mr. Bidwell also serves as a Director of National Accounts.

         Deborah Wright-Hood has served as Secretary of the Company since December of 1998 and as Vice President of Administration since June of 1998. Prior to that time, she was employed by the Company in various capacities since

1985, including Director of Administration since 1994. Ms. Wright-Hood has also been President of Worldwide Supply, Inc. since 1985.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following information sets forth compensation earned by the Company's Chief Executive Officer and all other of its executive officers whose annual compensation exceeded $100,000 in 1999, for services rendered for the Company and its Subsidiaries during the fiscal years indicated:

                           SUMMARY COMPENSATION TABLE

                                                                                                        LONG TERM
                                                            ANNUAL COMPENSATION                       COMPENSATION
                                                 ------------------------------------------       ---------------------
           NAME AND                                                                               SECURITIES UNDERLYING
      PRINCIPAL POSITION            YEAR         SALARY($)         BONUS($)        OTHER($)              OPTIONS
      ------------------            ----         ---------         --------        --------       ---------------------

Dina Dwyer-Owens                    1999         $ 81,125         $    300            ----                 ----
   President and CEO                1998           76,111            7,000            ----                 ----
                                    1997           76,677             ----            ----                 ----

Robert Tunmire,                     1999         $125,215         $104,932            ----                 ----
   Executive Vice President         1998          218,616           20,000            ----                 ----
                                    1997          205,500(1)          ----            ----                 ----

Thomas J. Buckley(2)                1999         $112,692         $  1,555            ----                12,000
   Vice President & Chief           1998          103,846           10,000            ----                15,000
   Financial Officer                1997           38,462             ----            ----                64,205

Michael Bidwell,                    1999         $117,305         $ 96,816            ----                16,000
   President of Rainbow, Mr.        1998          127,083           31,286            ----                 ----
   Rooter & Mr. Appliance           1997          121,626           13,170            ----                50,000
                                                                                      ----

------------------------

(1)      Includes salary and any commissions from franchise sales.

(2)      Mr. Buckley began employment in August, 1997.










                     THIS SECTION LEFT INTENTIONALLY BLANK.

The following table sets forth information regarding options granted to the named executive officers during the fiscal year ended December 31, 1999:

                                                       PERCENT OF TOTAL
                                  NUMBER OF           OPTIONS GRANTED TO            EXERCISE
                            SECURITIES UNDERLYING          EMPLOYEES                 OR BASE                EXPIRATION
          NAME                 OPTIONS GRANTED          IN FISCAL YEAR              PRICE (1)                  DATE
          ----              ---------------------     ------------------            ---------               ----------

Dina Dwyer-Owens                    ----                     ----                     ----                     ----
Robert Tunmire                      ----                     ----                     ----                     ----
Thomas J. Buckley                  10,000                     8.1%                    $1.94                  4/29/09
Thomas J. Buckley                   2,000                     1.6%                    $1.97                  6/29/09
Michael Bidwell                    16,000                    13.0%                    $1.97                  6/29/09

-------------------------

(1) Reflects the per share exercise price, which is equal to or greater than the closing market price of the underlying security on the date of grant.

The following table shows option exercises during the year ended December 31, 1999 and the value of unexercised options at December 31, 1999 for the named executive officers who exercised options during 1999 or who had unexercised options at December 31, 1999:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                              NUMBER OF
                                                                             SECURITIES
                                                                             UNDERLYING                 VALUE OF
                                                                             UNEXERCISED             UNEXERCISED IN-
                                                                          OPTIONS AT FISCAL         THE-MONEY OPTIONS
                                                                              YEAR END             AT FISCAL YEAR END
                              SHARES ACQUIRED                               (EXERCISABLE/             (EXERCISABLE/
          NAME                  ON EXERCISE         VALUE REALIZED         UNEXERCISABLE)          UNEXERCISABLE) (1)
          ----                ---------------       --------------        -----------------        ------------------

Dina Dwyer-Owens                   1,500                $   915             3,000 /  2,000          $ 1,125 / $   750
Robert Tunmire                    30,100                $18,361           100,000 /    -0-          $     0 /     -0-
Thomas J. Buckley                  ----                  ----              26,862 / 62,523          $10,561 / $21,826
Michael Bidwell                    ----                  ----              55,000 / 36,000          $ 3,750 / $10,105


-----------------------------


(1) The closing price of the Common Stock on December 31, 1999 was $2.25 per share.


COMPENSATION OF DIRECTORS

         Directors are not compensated for their attendance at meetings, but the Company reimburses the non-employee directors for expenses incurred by them in attending the meetings. Non-employee directors are eligible to receive stock options.

                         RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

         The Board of Directors of the Company, upon recommendation of the Audit Committee, has appointed the firm of BDO Seidman, LLP to serve as independent accountants of the Company for the year ending December 31, 2000, subject to ratification of this appointment by the shareholders of the Company. BDO Seidman, LLP is considered by the Board of Directors of the Company to be well qualified.

         One or more representatives of BDO Seidman, LLP (a) will be present at the Annual Meeting of Stockholders, (b) have an opportunity to make a statement if they desire to do so, and (c) be available to respond to appropriate questions.

         Ratification of the appointment of the independent accountants requires the affirmative vote of a majority of the votes cast by the holders of the shares of Common Stock of the Company voting in person or by proxy at the Annual Meeting of Stockholders. If the stockholders do not ratify the appointment of BDO Seidman, LLP, the Board of Directors will reconsider the appointment.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY, AS PROPOSED ABOVE.


                              CERTAIN TRANSACTIONS

         The Company engages in a number of transactions with the Chairperson of the Board and majority stockholder, Ms. Theresa Dwyer ("Ms. Dwyer"), and with entities controlled by Ms. Dwyer ("Affiliates").

         The Company currently leases its principal executive and administrative facilities from an Affiliate under a lease expiring December 31, 2000, requiring a monthly lease payment of approximately $31,000. In addition to rent, the Company pays for repairs and maintenance, promotional materials and other services from Affiliates. The Company expensed approximately $387,000 for such rent and services in 1999 and $592,000 in 1998.

         The Company recognized income from Affiliates for accounting, legal and administrative services, interest income, product sales, commissions and management fees totaling approximately $582,000 in 1999 and $631,000 in 1998.

         In addition, from time-to-time, the Company and its Affiliates have made advances to each other, which generally have not had specific repayment terms and have been reflected in the Company's financial statements as accounts receivable or payable from related parties. These advances typically result from the payment of an invoice by one entity for services or items performed or delivered on behalf of the Company and one or more of its Affiliates. The company that pays the invoice is reimbursed by the other companies for the appropriate amount based on a pro rata allocation of the services provided to each company.

         Dina Dwyer-Owens, Deborah Wright-Hood, Donald J. Dwyer, Jr., Darren Dwyer, Douglas Dwyer, and Donna Dwyer-Van Zandt are the children of Theresa Dwyer ("Ms. Dwyer") and the late founder, Donald J. Dwyer, Sr. ("Mr. Dwyer").

         In January of 1998, the Company agreed to purchase Rainbow International Carpet Dyeing and Cleaning, Ltd., ("Rainbow Canada") from Ms. Dwyer, for a purchase price of $250,000. Rainbow Canada owns the Rainbow franchise rights for Canada and at the time of purchase had 20 franchisees generating royalties of approximately $55,000 per year. The Company believes that the purchase price approximated the price that would have been paid to an unrelated third party in a similar transaction.

         In 1993, the Company, Rainbow, and Mr. Dwyer entered into a reorganization agreement (the "Reorganization Agreement") pursuant to which Mr. Dwyer was issued 4,035,555 shares of the Company's common stock in exchange for all of the outstanding stock of Rainbow and GBS (the "Exchange"), and GBS and Rainbow became wholly owned subsidiaries of the Company. Of the shares issued, 340,300 shares were placed in escrow (the "Escrow Shares") until such time as GBS met certain earnings requirements. However the material definitive terms of the escrow were never resolved.

         Ms. Dwyer, and Donald J. Dwyer, Jr., were appointed and qualified as the personal representatives of Mr. Dwyer's Estate (the "Estate") and are now serving as co-trustees of the Dwyer Family Trust (the "Trust"). In lieu of the escrow arrangement contemplated by the Reorganization Agreement, and in order to more accurately represent the intent of the parties, the Company and personal representatives of Mr. Dwyer, the Estate and the Trust, entered into an Agreement relating to the Escrow Shares, effective as of June 1, 1993 (the "Agreement"). The Agreement provides for the cancellation of the Escrow Shares and such shares have been returned to the authorized but unissued shares of the Company's Common Stock as of June 1, 1993. Pursuant to the Agreement, 340,300 new shares of Common Stock (the "Contingent Shares") were reserved by the Company's Board of Directors out of the Company's authorized but unissued Common Stock and could have been issued to the successors and assigns of Mr. Dwyer if certain earnings targets were achieved by GBS or if GBS was sold to a third party in certain transactions as provided in the Agreement.

         In July of 1998, the Company sold GBS as described in Note 4 to the Consolidated Financial Statements. GBS had not achieved the required earnings targets and the gain on the sale did not reach the required threshold amount. Therefore, the Contingent Shares were not issued and are no longer reserved out of the Company's authorized but unissued Common Stock.

         The Company paid Don Latin, an independent director, $30,562 and $31,400 for consulting services in 1999 and 1998, respectively. In addition, the Company uses the consulting services of another independent director, John Hayes, regarding public relations, marketing and special projects for the Company. The Company paid approximately $123,000 and $110,000 for Mr. Hayes' services in 1999 and 1998, respectively.

         At December 31, 1999 and 1998, the Company had accounts, interest and notes receivable from related parties totaling approximately $2,229,000 and $2,037,000, respectively, the majority of which was due from Affiliates. Ms. Dwyer has guaranteed payment of all amounts due from Affiliates.


                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors of the Company and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than 10 percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it with respect to the fiscal year ended December 31, 1999, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than ten percent of a registered class of the Company's equity securities have been complied with, except that during fiscal 1999 the following officers and directors were late in filing the number of reports indicated as required by
Section 16(a): Messers. Tunmire (1), Donald Dwyer, Jr. (1), Buckley (1), Latin
(1), Hayes (1), Ms. Dwyer (1), Ms. Wright-Hood (1), and Ms. Dwyer-Owens (1). No other officer, director, or ten percent shareholder was late in filing his or its reports pursuant to Section 16(a).

                           BOARD OF DIRECTORS MATTERS

         The Board of Directors met five times during 1999 and additionally took action 59 times by means of written consent. Each director attended all of the meetings with the exception of Mr. Sirbasku, who was not present at two of the meetings and Donald Dwyer, Jr., who was not present at two of the meetings. Non-employee directors are reimbursed for expenses incurred for their attendance at Board of Directors meetings and are eligible to receive stock options.

         The Audit Committee, comprised of Ms. Dwyer-Owens and Messrs. Hayes, Latin and Sirbasku, met twice during 1999. All members attended.


                             SHAREHOLDERS' PROPOSAL

         Any proposals that shareholders of the Company desire to have presented at the 2001 annual meeting of shareholders must be received by the Company at its principal executive offices no later than March 31, 2001.


                                  MISCELLANEOUS

         The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors and regular officers and employees of the Company. Arrangements may also be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.




                                  By Order of the Board of Directors

                                  /s/ DEBORAH WRIGHT-HOOD

                                  DEBORAH WRIGHT-HOOD
                                       Secretary




Waco, Texas
May 23, 2000

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
                                                       THE DWYER GROUP, INC.

    The undersigned hereby (i) acknowledges receipt of the Notice dated June 1, 2000, of the Annual Meeting of Shareholders of The
Dwyer Group, Inc. (the "Company") to be held at the Company's offices located at 1010 N. University Parks Drive, Waco, Texas on
Tuesday, June 27, 2000, at 10:00 A.M., local time, and the Proxy Statement in connection therewith; and (ii) appoints Deborah
Wright-Hood his proxy with full power of substitution, for and in the name, place, and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof, and the undersigned directs that his proxy be voted as follows:

(a)   Proposal to elect the seven directors to serve until the next annual meeting of the shareholders or until their respective successors are elected and qualified.

      [ ]   FOR all nominees listed below (except             [ ]    WITHHOLD AUTHORITY to vote for all
            as marked to the contrary)                               nominees listed below

Directors:  Donald J. Dwyer, Jr., Theresa Dwyer, Dina Dwyer-Owens, John P. Hayes, Donald E. Latin, James L. Sirbasku, and Robert
            Tunmire

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW).

(b)   Proposal to ratify the appointment of BDO Seidman, LLP as independent accountants for the Company and its wholly owned subsidiaries for the year ended December 31, 2000.

                    [ ]  FOR                         [ ]  AGAINST                        [ ]  ABSTAIN

(c)   In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

                    [ ]  FOR                         [ ]  AGAINST                        [ ]  ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NAMED NOMINEES FOR
DIRECTOR AND FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

                                                      (Please See Reverse Side)
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
The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such Common Stock and hereby ratifies and confirms that all proxies, their substitutes, or any of them may lawfully do by virtue hereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                                                                                       Dated
                                                                                            --------------------------------


                                                                                       -------------------------------------
                                                                                                      Signed

                                                                                       -------------------------------------
                                                                                                      Signed

                                                                                       Please date this Proxy and sign your
                                                                                       name exactly as it appears hereon.
                                                                                       Where there is more than one owner,
                                                                                       each must sign. When signing as an
                                                                                       attorney, administrator, executor,
                                                                                       guardian or trustee, please add your
                                                                                       title as such. If executed by a
                                                                                       corporation, the Proxy should be
                                                                                       signed by a duly authorized officer.

                                                                                       Please date, sign and mail this proxy
                                                                                       card in the enclosed envelope. No
                                                                                       postage is required.
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